SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)	April 27, 2005

INTERPOOL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11862 (Commission File Number)	13-3467669 (IRS Employer ID Number)

211 College Road East, Princeton, New Jersey	08540

(Address of principal executive offices)	(Zip Code)

Registrant's Telephone Number, including area code:	(609) 452-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

           On April 27, 2005, Interpool, Inc. (the “Company”), the holders of a majority in principal amount of the Company’s 6% Notes due 2014 (the “Notes”) and holders of a majority of the Company’s common stock purchase warrants (the “Warrants”), and the Warrant Agent for the holders of the Warrants, entered into amendments dated as of April 26, 2005 to certain agreements relating to the outstanding Notes and Warrants. These amendments extend the dates by which the Company is required to take certain actions with respect to the Notes and Warrants. Specifically, the amendments (i) extend from April 30, 2005 to June 30, 2005 the date by which the Company shall seek stockholder approval for the purpose of ratifying the issuance of the Series B Warrants, (ii) extend from May 1, 2005 to July 1, 2005 the date by which the Company shall file a registration statement with the Securities and Exchange Commission (the “SEC”) with respect to the Warrants, and (iii) extend from May 1, 2005 to July 1, 2005 the date by which the Company shall file a registration statement with the SEC with respect to the Notes.

           As amended, the Warrant Agreement governing the Warrants now provides that, in the event that stockholder approval of the issuance of common stock pursuant to the Series B Warrants is not obtained prior to June 30, 2005, the holders of the Series B Warrants will have the right, upon exercise of the Series B Warrants and payment of the applicable exercise price, to receive cash from the Company in an amount equal to 105% of the current market price of the Company’s common stock on the day prior to exercise.

           As amended, the Registration Rights Agreements relating to the Notes and the Investor Rights Agreement relating to the Warrants now provide that the Company is obligated to file registration statements with the SEC for the Warrants (and the shares subject to the Warrants) and for the Notes by July 1, 2005. The Company is obligated to use commercially reasonable efforts to have these registration statements declared effective by September 1, 2005. If either of these registration statements is not filed by July 1, 2005 or is not effective by October 1, 2005, the Company would be required to pay liquidated damages to the holders of these securities in accordance with the terms of these Agreements.

Item 9.01 Financial Statements and Exhibits

           (a) Financial statements of business acquired: Not applicable

           (b) Pro forma financial statements: Not applicable

           (c) Exhibits: None

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signature on following page.]

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERPOOL, INC. By: /s/ James F. Walsh Name: James F. Walsh Title: Executive Vice President and Chief Financial Officer

Dated: May 3, 2005